EXHIBIT 99.1
Pacer International Announces 2014 Guidance
DUBLIN Ohio, November 19, 2013 (BUSINESS WIRE)—Pacer International, Inc. (Nasdaq: PACR), the asset-light North American freight transportation and logistics services provider, today announced its forecasted 2014 revenues, earnings per share and other guidance.
As of the date of this press release, we are making the following forecast of our 2014 financial results:

Consolidated 2014 Guidance

•	Revenues ranging between $1.1 billion and $1.3 billion, an expected increase of 10% to 18% from the 2013 guidance.

•	Earnings per share ranging between $0.35 and $0.45, an expected increase of 35% to 36% from the 2013 guidance.

•	Continued generation of operating cash flows, likely resulting in some usage of working capital due to the 2014 expected increase in revenues.

•	Capital expenditures to remain consistent with the levels of the previous three years.

•
Selling, general and administrative expenses increasing by mid-single digit percentage points as both segments experience scaling from growing selling, general and administrative expenses much slower than revenues.

Additional Intermodal Segment 2014 Commentary

•	Revenues increasing by double digit percentage points primarily due to an expected mid-to-high single digit percentage point increase in domestic volumes.

•	Gross margin increasing by mid-single digit percentage points.

•	Gross margin percentage decreasing slightly, primarily due to the conversion of wholesale intermodal automotive business to a direct retail basis.

Additional Logistics Segment 2014 Commentary

•	Revenues increasing by double digit percentage points.

•	Gross margin percentage increasing slightly, primarily due to a change in the mix of services provided.

•	Operating results improving between $3 million to $6 million, with a break-even run rate achieved during the second half of 2014.

CERTAIN FORWARD-LOOKING STATEMENTS - This press release contains forward looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current estimates, expectations and projections about our future results, performance, prospects and opportunities. Forward-looking statements include, among other things, forecasts of revenues, earnings per share, margins, expenses, cash flows, and volumes. Forward-looking statements include all statements that are not historical facts and can be identified by forward-looking words such as "forecast,” “guidance,” “anticipate," "believe," "could," "estimate," "expect," "intend," "plan," "may," "should," "will," "would," "project" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements include:

•	general economic and business conditions, including the current U.S. and global economic environment and the timing and strength of economic recovery in the U.S. and internationally;

•	the effect of uncertainty surrounding the current economic environment on the transportation needs of our customers;

•	industry trends, including changes in the costs of services from rail, ocean, motor and air transportation providers and equipment and capacity shortages or surpluses;

•	network changes, lane closures, carrier consolidations and other reductions or inefficiencies in, or termination of, rail services;

•
the termination, extension or replacement of contracts and rate agreements with our underlying rail carriers, changes in the terms of such contracts or rate agreements, the deterioration in our relationships with our rail carriers, or adverse changes to the railroads’ operating rules;

•	our reliance on Union Pacific to provide us with, and to service and maintain, a substantial portion of the chassis and containers used in our business;

•
our reliance on shipments and the significant percentage of our revenues and related operating profit from customers in or supplying the automotive industry and the effect that economic conditions can have on traffic from automotive industry customers;

•	our success at growing our US-Mexico or other business to offset declines in revenue and margins for equipment and services provided under our new Union Pacific cross-border agreement;

•	the impact of competitive pressures in the marketplace;

•	our success in passing through rate increases from rail and other transportation providers to our customers;

•	the frequency and severity of accidents, particularly involving our trucking operations;

•	our ability to attract and retain independent contractors and third party drayage capacity;

•
changes in our business strategy, development plans or cost savings plans, including those that may result from, or be necessitated by, changes in our business relationships with our underlying rail carriers as a consequence of new contracts or rate agreements entered into with these providers;

•	congestion, work stoppages, equipment and capacity shortages or surpluses, weather related issues and service disruptions affecting our rail, ocean, motor and air transportation providers;

•	the degree and timing of changes in fuel prices, including changes in the fuel costs and surcharges that we pay to our vendors and those that we are able to collect from our customers;

•	the loss of one or more of our major customers;

•	a determination that our independent contractors are our employees;

•	changes in, or the failure to comply with, government regulations;

•	changes in international and domestic shipping patterns;

•	foreign currency fluctuations and exchange controls and changes in international tariffs, trade restrictions, trade agreements and taxations;

•	difficulties in selecting, integrating, upgrading and replacing our information technology systems and protecting systems from disruptions and cyber-attacks;

•	our ability to borrow amounts under our credit agreement due to borrowing base limitations and/or to comply with the covenants in our credit agreement;

•	increases in our leverage;

•	increases in interest rates; and

•	terrorism and acts of war.
Our actual consolidated results of operations and the execution of our business strategy could differ materially from those expressed in, or implied by, the forward-looking statements contained in this press release. In addition, past financial or operating performance is not necessarily a reliable indicator of future performance, and you should not use our historical performance to anticipate future results or future period trends. We can give no assurances that any of the events anticipated or implied by the forward-looking statements we make will occur or, if any of them do occur, what impact they will have on our consolidated results of operations, financial condition or cash flows. In evaluating our forward-looking statements, you should specifically consider the risks and uncertainties discussed under "Item 1A. Risk Factors" in our 2012 Annual Report on Form 10-K. Except as otherwise required by federal securities laws, we undertake no obligation to publicly revise our forward-looking statements to reflect events or circumstances that arise after the date of this press release.
ABOUT PACER INTERNATIONAL (www.pacer.com)
Pacer International, a leading asset-light North American freight transportation and logistics services provider, offers a broad array of services to facilitate the movement of freight from origin to destination through its intermodal and logistics operating segments. The intermodal segment offers container capacity, integrated local transportation services, and door-to-door intermodal shipment management. The logistics segment provides truck brokerage, warehousing and distribution, international freight forwarding, and supply-chain management services. For more information on Pacer International visit www.pacer.com.
SOURCE: Pacer International, Inc.

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INVESTOR CONTACT:
Pacer International, Inc.
Steve Markosky, 614-923-1703
VP, Investor Relations & Financial Planning & Analysis
steve.markosky@pacer.com
MEDIA CONTACT:
Princeton Partners
James Curtis
Account Executive
(609) 452-8500 x118;
jcurtis@princetonpartners.com